UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

Douglas Emmett, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33106	20-3073047
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

808 Wilshire Boulevard, Suite 200, Santa Monica, CA	90401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 255-7700

[Missing Graphic Reference]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Douglas Emmett, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K filed on May 31, 2011 solely to disclose its decision as to how frequently it will include a shareholder vote on the compensation of executives in its proxy materials.

Item 5.07 Submission of Matters to a Vote of Security Holders

Douglas Emmett previously disclosed the voting results at its annual meeting with respect to the frequency of shareholder votes on executive compensation.  In light of those results, on September 1, 2011, Douglas Emmett’s Board of Directors decided that Douglas Emmett will hold an annual advisory vote on the compensation of named executive officers until the next vote on the frequency of shareholder votes on the compensation of executives.  Douglas Emmett is required to hold votes on frequency not less than once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.

Dated: September 1, 2011	By:	/s/ THEODORE E. GUTH
Theodore E. Guth Executive Vice President